Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expense and Other Assets, Current [Abstract]
Deductible input value-added tax	¥ 1,521,488	¥ 1,359,581
Prepayments	395,022	587,289
Deposits	125,451	92,023
Receivables from third party online payment service providers	36,939	38,201
Finance lease receivables, current portion, net (Note 18)	11,100
Others	399,339	388,990
Total	¥ 2,489,339	¥ 2,466,084